Exhibit 10.23

TEMECULA VALLEY BANK

SPLIT DOLLAR LIFE INSURANCE AGREEMENT

This Agreement is adopted this 1st day of June, 2008, by and between TEMECULA VALLEY BANK, a bank organized under the laws of the State of California, located in Temecula, California (the “Bank”), and STEPHEN H. WACKNITZ (the “Director”).

The purpose of this Agreement is to retain and reward the Director, by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the life of the Director with the designated beneficiary of the Director. The Bank will pay the life insurance premiums from its general assets.

Death proceeds payable under this Agreement shall be paid solely by the Insurer from the proceeds of any Policy(ies) on the life of the Insured. In no event shall the Bank be obligated to pay a death benefit under this Agreement from its general funds. Should an Insurer refuse or be unable to pay death proceeds endorsed to Insured under the express terms of this Agreement, or should the Bank cancel the Policy(ies) for any reason, the Director’s Beneficiary(ies) shall not be entitled to a death benefit.

Article 1

Definitions

Whenever used in this Agreement, the following terms shall have the meanings specified:

1.1	“Bank’s Interest” means the benefit set forth in Section 2.1.

1.2	“Beneficiary” means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director.

1.3	“Beneficiary Designation Form” means the form established from time to time by the Plan Administrator that the Director completes, signs and returns to the Plan Administrator to designate one or more Beneficiaries.

1.4	“Board” means the Board of Directors of the Bank as from time to time constituted.

1.5	“Change in Control” shall be as defined in Section 1.409A-3(i)(5) of the 409A Final Regulations, and shall mean a change in the ownership of the corporation (Section 1.409A-3(i)(5)(v)); a change in the effective control of a corporation (Section 1.409A-3(i)(5)(vi)), or a change in the ownership of a substantial portion of the assets of a corporation ((Section 1.409A-3(i)(5)(vii)).

1.6	“Director’s Interest” means the benefit set forth in Section 2.2.

1.7	“Disability” shall mean Director (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering employees of the Bank, provided that the definition of Disability under such a plan complies with the requirements set forth herein. Upon the request of the Plan Administrator, the Director must submit proof of the Plan Administrator of Social Security Administration’s or the provider’s determination.

1.8	“Involuntary Termination” shall mean that the Bank terminates Director’s service, in writing, at any time before Director’s Retirement Age and such termination is not due to death, Disability, a Termination for Cause, Separation from Service following a Change in Control, or an approved leave of absence.

1.9	“Insurer” means the life insurance company issuing the Policy on the life of the Director.

1.10	“Net Death Proceeds” means the total death proceeds of the Policy minus the greater of (i) the cash surrender value or (ii) the aggregate premiums paid by the Bank.

1.11	“Policy” or “Policies” means the individual insurance policy or policies adopted by the Bank for purposes of insuring the Director’s life under this Agreement.

1.12	“Retirement Age” means the Director’s attainment of age 80.

1.13	“Termination for Cause” means:

(i)	Gross negligence or gross neglect of duties of the Bank; or

(ii)	Conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the Executive’s employment with the Bank; or

(iii)	Fraud, disloyalty or willful violation of any law or significant Bank policy committee in connection with the Executive’s employment and resulting in a material adverse effect on the Bank.

1.14	“Termination of Service” means the Director has voluntarily ceased rendering any services to the Bank.

Article 2

Policy Ownership/Interests/Insurer/Assignment

2.1	Bank’s Interest. The Bank shall own the Policies and shall have the right to exercise all incidents of ownership, including the right to terminate the Policy(ies) without the consent of the Director. The Bank shall be the beneficiary of the remaining death proceeds of the Policies after the Director’s Interest is determined according to Section 2.2 below.

2.2	Director’s Interest. The Director shall have the right to designate the beneficiary of the death proceeds. The Director shall also have the right to elect and change settlement options that may be permitted. Upon the termination of this Agreement according to Article 7 herein, the Director, the Director’s transferee or the Director’s beneficiary shall have no rights or interests in the Policy and no death benefit shall be paid under this Section 2.2.

2.2.1	Death During Active Service. If the Director dies while in the active service of the Bank, the Beneficiary shall be entitled to the lesser of Five Million Eight Hundred Forty Thousand Dollars ($5,840,000) or the Net Death Proceeds of the Policy.

2.2.2	Death Following Termination of Service. The Director’s Beneficiary shall be entitled to the death benefit described in Section 2.2.1 upon Director’s death, as follows:

(A)	Death following Involuntary Termination;

(B)	Death following Termination of Service due to (i) Director’s attainment of the Retirement Age, (ii) Disability, or (iii) Change in Control.

2.3	Offer to Purchase. If the Bank discontinues a Policy during the course of this Agreement, the Bank shall give the Director at least thirty (30) days to purchase such Policy. The purchase price shall be the fair market value of the Policy, as determined under Treasury Reg. §1.61-22(g)(2) or any subsequent applicable authority. Such notification shall be in writing.

2.4	Insurer. The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

2.5	Assignment. The Director may assign without consideration all of the Director’s interests in the Policy and in this Agreement to any person, entity or trust. In the event the Director transfers all of the Director’s interest in the Policy, then all of the Director’s interest in the Policy and in the Agreement shall be vested in the Director’s transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in the Policy or in this Agreement.

Article 3

Premiums and Imputed Income

3.1	Premium Payment. The Bank shall pay all premiums due on all Policies.

3.2	Economic Benefit. The Bank shall determine the economic benefit attributable to the Director based on the life insurance premium factor for the Director’s age multiplied by the aggregate death benefit payable to the Beneficiary. The “life insurance premium factor” is the minimum factor applicable under guidance published pursuant to Treasury Reg. §1.61-22(d)(3)(ii) or any subsequent authority.

3.3	Imputed Income. The Bank shall impute the economic benefit to the Director on an annual basis, by adding the economic benefit to the Director’s Form 1099.

Article 4

General Limitations

4.1	Suicide or Misstatement. Policy proceeds shall be paid to the Beneficiary pursuant to the terms of this Agreement to the extent not withheld by the Insurer pursuant to the operation of Policy provisions regarding suicide or material misstatement of fact on the Policy application. In the event insurer fails to pay Policy proceeds, the Bank shall evaluate the reason for the denial, and upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial on behalf of the Bank and/or the Beneficiary.

Article 5

Beneficiaries

5.1	Beneficiary. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under the Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other Agreement of the Bank in which the Director participates.

5.2	Beneficiary Designation; Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Bank or its designated agent. The Director’s beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Bank’s rules and procedures, as in effect from time to time. Upon the acceptance by the Bank of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Bank shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Bank prior to the Director’s death.

5.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Bank or its designated agent.

5.4	No Beneficiary Designation. If the Director dies without a valid designation of beneficiary, or if all designated Beneficiaries predecease the Director, then the Director’s surviving spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made payable to the personal representative of the Director’s estate.

5.5	Facility of Payment. If the Bank determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person’s property, the Bank may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

Article 6

Claims and Review Procedure

6.1	Claims Procedure. Any Director or Beneficiary (“claimant”) who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

6.1.2	Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.1.3	Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)	The specific reasons for the denial;

(b)	A reference to the specific provisions of this Agreement on which the denial is based;

(c)	A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;

(d)	An explanation of the Agreement’s review procedures and the time limits applicable to such procedures; and

(e)	A statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

6.2	Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial as follows:

6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank’s notice of denial, must file with the Bank a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Bank’s Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

6.2.5	Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a)	The specific reasons for the denial;

(b)	A reference to the specific provisions of the Agreement on which the denial is based;

(c)	A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant’s claim for benefits; and

(d)	A statement of the claimant’s right to bring a civil action under ERISA Section 502(a).

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Director. In the event that the Bank decides to maintain the Policy after termination of the Agreement, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.

Article 12

Administration

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or persons as the Board may choose. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with this Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Agreement.

8.4	Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

8.5	Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the service and such other pertinent information as the Plan Administrator may reasonably require.

Article 13

Miscellaneous

8.1	Binding Effect. This Agreement shall bind the Director and the Bank, their beneficiaries, survivors, executors, administrators and transferees and any Beneficiary.

8.2	No Guarantee of Service. This Agreement is not an service policy or contract. It does not give the Director the right to remain a Director of the Bank, nor does it interfere with the Bank’s right to discharge the Director. It also does not require the Director to remain a Director nor interfere with the Director’s right to terminate service at any time.

8.3	Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of California, except to the extent preempted by the laws of the United States of America.

8.4	Reorganization. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term “Bank” as used in this Agreement shall be deemed to refer to the successor or survivor company.

8.5	Notice. Any notice or filing required or permitted to be given to the Bank under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Temecula Valley Bank

27710 Jefferson Ave. A-100

Temecula, CA 92593

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

8.6	Entire Agreement. This Agreement, along with the Director’s Beneficiary Designation Form, constitutes the entire agreement between the Bank and the Director as to the subject matter hereof. No rights are granted to the Director under this Agreement other than those specifically set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

STEPHEN H. WACKNITZ:	TEMECULA VALLEY BANK

/s/ STEPHEN H. WACKNITZ	By	/s/ DONALD A. PITCHER
Director
	Title	EVP / CFO / Secretary

BENEFICIARY DESIGNATION

TEMECULA VALLEY BANK, N.A.

SPLIT DOLLAR AGREEMENT

I, Stephen H. Wacknitz, designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary:

Sylvia N. Wacknitz __________________	100%

_____________________________________	____ %

Contingent:

David Vigil _________________________	50%

Christy Aguire ______________________	50%

Notes:

•	Please PRINT CLEARLY or TYPE the names of the beneficiaries.

•	To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

•	To name your estate as beneficiary, please write “Estate of [your name]”.

•	Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Company, which shall be effective only upon receipt and acknowledgment by the Company prior to my death. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name:

Signature:	/s/ STEPHEN H. WACKNITZ	Date:

Received by the Company this                  day of                         , 2

By:	/s/ DONALD A. PITCHER
Donald A. Pitcher

Title:	EVP/CFO/SECRETARY

Insurer: Beneficial Life Insurance Co.

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: BL2159485

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                         , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title

Insurer: New York Life Insurance Co.

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: 56611065

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                     , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1. Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz, Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title

Insurer: Security Life of Denver

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: 1571426

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                     , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1.	Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2.	Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz, Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title

Insurer: Sun Life of Canada

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: S03100010

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                     , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1.	Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2.	Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz, Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title

Insurer: Transamerica Life Insurance Co.

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: 50309600C

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                     , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1.	Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2.	Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz, Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title

Insurer: West Coast Life

POLICY ENDORSEMENT

Owner: Temecula Valley Bank

Insured: Stephen Wacknitz

Policy number: ZUA390855

Pursuant to the terms of the Temecula Valley Bank SPLIT DOLLAR AGREEMENT dated                     , 200_, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the Insured:

1.	Upon the death of the Insured, Insurer shall pay proceeds in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

2.	Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

Sylvia N. Wacknitz, Spouse

PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

David Vigil, Child Christy Aguire, Child

CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive right to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph which are available under the terms of the policy and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise said rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at                                                          , CA this              day of                         , 200_.

INSURED:	OWNER:

Temecula Valley Bank

/s/ STEPHEN WACKNITZ	/s/ DONALD A. PITCHER
Stephen Wacknitz	EVP/CFO
Title